CRM Mutual Fund Trust

CRM Small/Mid Cap Value Fund

(Investor Shares – CRMAX)

(Institutional Shares – CRIAX)

(the “Fund”)

Supplement Dated August 14, 2026

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

Dated March 1, 2026, as supplemented

Capitalized terms used without definition below have the meanings given to them in the Fund's Summary Prospectus, Prospectus or Statement of Additional Information, as applicable. This document should be read together with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

Effective August 1, 2026, Mr. Jeffrey Yanover has resigned from his position as a co-portfolio manager of the Fund. Ms. Madeline “Mimi” Morris remains as portfolio manager of the Fund and no changes to the Fund’s investment objective or principal investments strategies are being made. All references to Mr. Yanover in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby removed in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE